Exhibit 99
MARRIOTT AND STARWOOD UNAUDITED COMBINED FINANCIAL INFORMATION AND LODGING STATISTICS

Basis of Presentation
The accompanying unaudited combined financial information and lodging statistics give effect to Marriott's acquisition of Starwood, and Starwood's sale of its timeshare business, as if these two transactions (the "Transactions") had occurred on January 1, 2015, and are presented to facilitate comparisons with our results following the acquisition of Starwood.
The unaudited combined financial information also uses the estimated fair value of assets and liabilities on September 23, 2016, the closing date of the acquisition, and makes the following assumptions: (1) removes merger-related costs and charges; (2) removes a loss on cumulative translation adjustment related to Starwood's disposition of a hotel property in the 2016 second quarter; (3) adjusts income taxes to reflect the Company's combined 2016 effective tax rate of 32.5%; (4) adjusts weighted-average shares outstanding to include shares issued to Starwood shareholders; and (5) adjusts debt to reflect borrowing on the Credit Facility and issuance of Series Q and R Notes on January 1, 2015. While the impact of share repurchases completed by Marriott in 2015 and 2016 are reflected in the accompanying unaudited combined financial information, no incremental share repurchase is assumed. Refer to page 6 for a reconciliation of combined net income to pro forma net income in accordance with Article 11 of Regulation S-X.
The 2016 fourth quarter net income presented herein represents actual reported numbers adjusted to eliminate merger-related costs, net of tax at the actual effective tax rate.
The unaudited combined financial information also includes a reclassification of branding fees from credit cards and residential sales, which historically has been classified in owned, leased and other revenue in our reported results. The purpose of the reclassification is to conform with our current plans to present branding fees in franchise fees beginning in the 2017 first quarter. Our 2016 Form 10-K will present branding fees within owned, leased and other revenue, consistent with our historical presentation.
The accompanying information excludes reimbursed revenues and reimbursed costs, which have no impact on the combined net income as presented.
Marriott presents the combined financial information for informational purposes only and the combined financial information is not necessarily indicative of what the combined company’s results of operations would actually have been had the Transactions been completed on the date indicated. In addition, the combined financial information does not purport to project the future operating results of the combined company. There were no material transactions between Marriott and Starwood during the period presented in the combined financial information that would need to be eliminated.

MARRIOTT INTERNATIONAL, INC.
UNAUDITED COMBINED FINANCIAL INFORMATION
TABLE OF CONTENTS

Unaudited Combined Financial Information - 2016 Quarterly	3
Unaudited Combined Financial Information - 2015 Quarterly	4
Combined Adjusted EBITDA - 2016 Quarterly	5
Combined Adjusted EBITDA - 2015 Quarterly	5
Non-GAAP Financial and Performance Measures	6
Combined Key Lodging Statistics	8

MARRIOTT INTERNATIONAL, INC.
UNAUDITED COMBINED FINANCIAL INFORMATION
COMBINED FISCAL YEAR 2016
(Millions of U.S. Dollars, except per share amounts)

	Combined First Quarter	Combined Second Quarter	Combined Third Quarter	Adjusted Fourth Quarter	Combined Total
REVENUES
Base management fees	$257	$281	$266	$268	$1,072
Franchise fees (1)	333	371	378	356	1,438
Incentive management fees	150	136	127	149	562
Owned, leased, and other revenue (1)	451	505	499	476	1,931
	1,191	1,293	1,270	1,249	5,003
OPERATING COSTS AND EXPENSES
Owned, leased, and other-direct	365	390	383	367	1,505
Depreciation, amortization and other	82	79	81	71	313
General, administrative, and other	246	247	237	234	964
Merger-related costs and other charges	—	—	—	—	—
	693	716	701	672	2,782
OPERATING INCOME (LOSS)	498	577	569	577	2,221
Gains (losses) and other income	(7)	(23)	6	2	(22)
Interest expense, net	(70)	(70)	(69)	(62)	(271)
Equity in earnings (losses)	9	10	4	2	25
INCOME (LOSS) BEFORE INCOME TAXES	430	494	510	519	1,953
Provision for income taxes	(140)	(161)	(166)	(185)	(652)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$290	$333	$344	$334	$1,301
EARNINGS PER SHARE-Basic
Earnings per share from continuing operations	$0.74	$0.85	$0.88	$0.86	$3.35
EARNINGS PER SHARE-Diluted
Earnings per share from continuing operations	$0.73	$0.84	$0.87	$0.85	$3.30
Weighted average shares outstanding—basic (in millions)	390.0	389.9	388.9	387.9	388.7
Weighted average shares outstanding—diluted (in millions)	395.5	394.6	394.4	394.0	394.4
(1) See page A-3 in our 2016 fourth quarter earnings release included as Exhibit 99 to our Form 8-K dated February 15, 2017 for a reconciliation of the 2016 fourth quarter net income to adjusted net income, which is incorporated by reference herein. The financial information presented above also includes a reclassification of branding fees to franchise fees, which historically has been classified in owned, leased and other revenue in our reported results. The reclassification of branding fees was $52 million, $49 million, $49 million, and $60 million for the first, second, third, and fourth quarters, respectively.

MARRIOTT INTERNATIONAL, INC.
UNAUDITED COMBINED FINANCIAL INFORMATION
COMBINED FISCAL YEAR 2015
(Millions of U.S. Dollars, except per share amounts)

	Combined First Quarter	Combined Second Quarter	Combined Third Quarter	Combined Fourth Quarter	Combined Total
REVENUES
Base management fees	$250	$284	$265	$265	$1,064
Franchise fees (1)	306	338	351	320	1,315
Incentive management fees	137	127	115	150	529
Owned, leased, and other revenue (1)	528	547	489	518	2,082
	1,221	1,296	1,220	1,253	4,990
OPERATING COSTS AND EXPENSES
Owned, leased, and other-direct	436	430	397	400	1,663
Depreciation, amortization and other	95	91	80	81	347
General, administrative, and other	249	250	256	284	1,039
Merger-related costs and other charges	—	—	—	—	—
	780	771	733	765	3,049
OPERATING INCOME (LOSS)	441	525	487	488	1,941
Gains (losses) and other income	(3)	17	(15)	(2)	(3)
Interest expense, net	(66)	(70)	(75)	(69)	(280)
Equity in earnings (losses)	31	10	10	13	64
INCOME (LOSS) BEFORE INCOME TAXES	403	482	407	430	1,722
Provision for income taxes	(131)	(156)	(132)	(139)	(558)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$272	$326	$275	$291	$1,164
EARNINGS PER SHARE-Basic
Earnings per share from continuing operations	$0.66	$0.80	$0.69	$0.72	$2.89
EARNINGS PER SHARE-Diluted
Earnings per share from continuing operations	$0.65	$0.79	$0.68	$0.71	$2.84
Weighted average shares outstanding—basic (in millions)	413.3	408.1	397.9	403.0	402.9
Weighted average shares outstanding—diluted (in millions)	420.1	414.0	404.0	409.5	409.4
(1) The financial information presented above includes a reclassification of branding fees to franchise fees, which historically has been classified in owned, leased and other revenue in our reported results. The reclassification of branding fees was $34 million, $42 million, $46 million, and $47 million for the first, second, third, and fourth quarters, respectively.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
COMBINED ADJUSTED EBITDA/ ADJUSTED EBITDA
($ in millions)

	Fiscal Year 2016
	Combined First Quarter	Combined Second Quarter	Combined Third Quarter	Adjusted Fourth Quarter	Combined Total
Net income (1)	$290	$333	$344	$334	$1,301
Interest expense	77	79	81	75	312
Tax provision	140	161	166	185	652
Depreciation and amortization	82	79	81	71	313
Depreciation classified in reimbursed costs	32	33	34	33	132
Interest expense from unconsolidated joint ventures	4	4	4	4	16
Depreciation and amortization from unconsolidated joint ventures	11	11	13	10	45
EBITDA **	636	700	723	712	2,771
(Gain) loss on asset dispositions and impairments, net	—	23	—	—	23
(Gain) loss on redemption of preferred equity ownership interest	—	—	—	—	—
EDITION impairment charge	—	—	—	—	—
Gain (loss) on sale of unconsolidated joint venture hotel	—	—	—	—	—
Share-based compensation (including share-based compensation reimbursed by third-party owners)	47	50	52	44	193
Adjusted EBITDA **	$683	$773	$775	$756	$2,987

Increase over 2015 Combined Adjusted EBITDA **	3%	7%	14%	11%	9%

	Fiscal Year 2015
	Combined First Quarter	Combined Second Quarter	Combined Third Quarter	Combined Fourth Quarter	Combined Total
Net income (1)	$272	$326	$275	$291	$1,164
Interest expense	75	77	81	81	314
Tax Provision	131	156	132	139	558
Depreciation and amortization	83	91	80	81	335
Depreciation classified in reimbursed costs	30	31	32	32	125
Interest expense from unconsolidated joint ventures	4	4	5	3	16
Depreciation and amortization from unconsolidated joint ventures	12	8	11	11	42
EBITDA **	607	693	616	638	2,554
(Gain) loss on asset dispositions and impairments, net	—	22	14	(7)	29
(Gain) loss on redemption of preferred equity ownership interest	—	(41)	—	—	(41)
EDITION impairment charge	12	—	—	—	12
Gain (loss) on sale of unconsolidated joint venture hotel	—	—	—	—	—
Share-based compensation (including share-based compensation reimbursed by third-party owners)	43	48	47	51	189
Adjusted EBITDA **	$662	$722	$677	$682	$2,743
(1) See page 6 for a reconciliation of combined net income presented above to pro forma net income calculated in accordance with Article 11 of Regulation S-X. For the 2016 fourth quarter, see page A-3 in our 2016 fourth quarter earnings release included as Exhibit 99 to our Form 8-K dated February 15, 2017 for a reconciliation of net income to adjusted net income.

**	Denotes non-GAAP financial measures. Refer to page 6 for information about our reasons for providing these alternative financial measures and the limitations on their use.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL AND PERFORMANCE MEASURES

Earnings Before Interest Expense, Taxes, Depreciation and Amortization ("EBITDA"), Combined EBITDA, Adjusted EBITDA, and Combined Adjusted EBITDA. On page 5 we present Adjusted EBITDA and Combined Adjusted EBITDA, which are financial measures not required by, or presented in accordance with, the United States generally accepted accounting principles ("GAAP"). EBITDA and Combined EBITDA reflect adjusted net income or combined net income, as applicable, excluding the impact of interest expense, depreciation, amortization, and provision for income taxes. Our non-GAAP measures of Adjusted EBITDA and Combined Adjusted EBITDA further adjust EBITDA or Combined EBITDA, respectively, to exclude the following items: (1) gains and losses on asset dispositions and impairments; (2) the pre-tax EDITION impairment charges in the 2015 first quarter; (3) the pre-tax preferred equity investment gain in the 2015 second quarter; and (4) share-based compensation expense for all periods presented.

Combined net income includes additional adjustments that are not prescribed by Article 11 of Regulation S-X. The following table presents reconciliations of pro forma net income in accordance with Article 11 to combined net income presented on the previous pages.

	Fiscal Year 2016
(in millions)	First Quarter	Second Quarter	Third Quarter
Pro forma net income under Article 11	$291	$209	$179
Merger-related costs and charges	3	16	220
Income taxes (1)	(4)	17	(55)
Loss on cumulative translation adjustment	—	91	—
Combined net income	$290	$333	$344

	Fiscal Year 2015
(in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Pro forma net income under Article 11	$264	$335	$280	$306
Merger-related costs and charges	16	8	3	5
Income taxes (1)	(8)	(17)	(8)	(20)
Combined net income	$272	$326	$275	$291
(1) Combined net income applies an effective income tax rate of 32.5% for all periods presented. For pro forma net income under Article 11, we applied the historical effective tax rates for Marriott and Starwood.

We believe that Adjusted EBITDA and Combined Adjusted EBITDA are meaningful indicators of our operating performance because they permit period-over-period comparisons of our ongoing core operations before these items and facilitate our comparison of results before these items with results from other lodging companies. We use such measures to evaluate companies because they exclude certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels, and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. Our Adjusted EBITDA and Combined Adjusted EBITDA also exclude depreciation and amortization expense which we report under “Depreciation, amortization, and other” as well as depreciation included under “Reimbursed costs” in our Combined Consolidated Statements of Income, because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We also excluded share-based compensation expense in all periods presented in order to address considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. Although management evaluates and presents these non-GAAP measures for the reasons described above, please be aware that these non-GAAP measures have limitations and should not be considered in isolation or as a substitute for revenue, operating income, income from continuing operations, net income, earnings per share or any other comparable operating measure prescribed by GAAP.

RevPAR. In addition to the foregoing non-GAAP financial measures, we present Revenue per Available Room (“RevPAR”) as a performance measure. We believe RevPAR is a meaningful indicator of our performance because it measures the period-over-period change in room revenues for comparable properties. RevPAR may not be comparable to similarly titled measures, such as revenues. We calculate RevPAR by dividing room sales (recorded in local currency) for comparable properties by room nights available for the period. We present growth in both comparative Legacy-Marriott RevPAR and comparative pro forma combined company RevPAR on a constant dollar basis, which we calculate by applying exchange rates for the current period to each period presented. We believe constant dollar analysis provides valuable information regarding our properties’ performance as it removes currency fluctuations from the presentation of such results.

MARRIOTT INTERNATIONAL, INC.
COMBINED KEY LODGING STATISTICS
Constant $

Comparable Company-Operated North American Properties (1)
	Three Months Ended March 31, 2016 and March 31, 2015
	RevPAR		Occupancy			Average Daily Rate
Brand	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
JW Marriott Hotels	$193.02	5.3%	77.3%	2.9%	pts.	$249.69	1.4%
The Ritz-Carlton	$279.29	6.1%	72.0%	1.9%	pts.	$387.94	3.3%
W Hotels	$218.19	(2.8)%	77.2%	0.8%	pts.	$282.64	(3.8)%
Composite North American Luxury (2)	$249.61	4.2%	75.6%	2.0%	pts.	$330.27	1.4%
Marriott Hotels	$136.94	3.1%	71.9%	0.5%	pts.	$190.37	2.4%
Sheraton Hotels	$135.48	1.1%	73.6%	(0.4)%	pts.	$184.10	1.7%
Westin Hotels	$151.54	1.4%	73.7%	—%	pts.	$205.53	1.4%
Composite North American Upper Upscale (3)	$139.61	2.0%	72.8%	0.1%	pts.	$191.68	1.9%
Composite North American Full-Service (4)	$159.95	2.6%	73.3%	0.4%	pts.	$218.09	2.1%
Courtyard	$97.88	3.3%	69.5%	0.6%	pts.	$140.88	2.4%
Residence Inn	$110.42	3.1%	74.9%	(0.1)%	pts.	$147.36	3.2%
Composite North American Limited-Service (5)	$100.02	3.4%	71.2%	0.5%	pts.	$140.53	2.6%
Composite - All	$140.73	2.8%	72.6%	0.5%	pts.	$193.72	2.2%

Comparable Systemwide North American Properties (1)
	Three Months Ended March 31, 2016 and March 31, 2015
	RevPAR		Occupancy			Average Daily Rate
Brand	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
JW Marriott Hotels	$184.72	4.7%	75.9%	1.7%	pts.	$243.43	2.3%
The Ritz-Carlton	$279.29	6.1%	72.0%	1.9%	pts.	$387.94	3.3%
W Hotels	$218.19	(2.8)%	77.2%	0.8%	pts.	$282.64	(3.8)%
Composite North American Luxury (2)	$237.90	4.0%	74.8%	1.6%	pts.	$317.98	1.8%
Marriott Hotels	$119.82	2.5%	69.0%	0.1%	pts.	$173.62	2.4%
Sheraton Hotels	$104.17	0.8%	68.6%	(0.5)%	pts.	$151.82	1.6%
Westin Hotels	$145.02	3.6%	74.1%	0.8%	pts.	$195.67	2.5%
Composite North American Upper Upscale (3)	$123.19	2.3%	70.4%	—%	pts.	$175.09	2.2%
Composite North American Full-Service (4)	$135.25	2.6%	70.8%	0.2%	pts.	$190.96	2.3%
Courtyard	$94.53	2.6%	69.0%	0.2%	pts.	$137.01	2.3%
Residence Inn	$103.62	2.3%	74.7%	(0.5)%	pts.	$138.74	3.1%
Fairfield Inn	$68.72	0.5%	64.5%	(1.0)%	pts.	$106.50	2.0%
Composite North American Limited-Service (5)	$88.67	1.9%	69.8%	(0.3)%	pts.	$127.10	2.3%
Composite - All	$109.44	2.3%	70.2%	(0.1)%	pts.	$155.82	2.4%
(1) Includes properties located in the United States and Canada.
(2) Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, and EDITION.
(3) Includes Marriott Hotels, Sheraton, Westin, Renaissance Hotels, Autograph Collection Hotels, Gaylord Hotels, Le Meridien, and Tribute Portfolio.
(4) Includes Composite North American Luxury and Composite North American Upper Upscale.
(5) Includes Courtyard, Residence Inn, Fairfield Inn & Suites, SpringHill Suites, and TownePlace Suites. Systemwide also includes Four Points, Aloft Hotels and Element Hotels.

MARRIOTT INTERNATIONAL, INC.
COMBINED KEY LODGING STATISTICS
Constant $

Comparable Company-Operated International Properties (1)
	Three Months Ended March 31, 2016 and March 31, 2015
	RevPAR		Occupancy			Average Daily Rate
Region	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
Greater China	$87.83	1.7%	61.5%	3.6%	pts.	$142.77	(4.3)%
Rest of Asia Pacific	$115.45	6.6%	75.7%	4.0%	pts.	$152.60	1.0%
Asia Pacific	$97.12	3.6%	66.3%	3.8%	pts.	$146.54	(2.3)%

Caribbean & Latin America	$173.25	2.4%	69.0%	(0.4)%	pts.	$250.97	3.0%
Europe	$100.10	1.7%	62.8%	(0.8)%	pts.	$159.32	3.0%
Middle East & Africa	$124.40	(5.4)%	67.9%	0.7%	pts.	$183.32	(6.4)%

Total International (2)	$108.99	1.1%	65.9%	1.8%	pts.	$165.28	(1.6)%

Worldwide (3)	$124.95	2.1%	69.3%	1.1%	pts.	$180.26	0.4%

Comparable Systemwide International Properties (1)
	Three Months Ended March 31, 2016 and March 31, 2015
	RevPAR		Occupancy			Average Daily Rate
Region	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
Greater China	$88.09	1.6%	61.5%	3.6%	pts.	$143.32	(4.3)%
Rest of Asia Pacific	$112.32	6.9%	74.4%	3.2%	pts.	$150.99	2.3%
Asia Pacific	$98.05	4.0%	66.8%	3.4%	pts.	$146.83	(1.3)%

Caribbean & Latin America	$139.12	1.6%	65.6%	0.9%	pts.	$212.00	0.2%
Europe	$90.79	2.2%	60.5%	(0.2)%	pts.	$150.10	2.6%
Middle East & Africa	$118.26	(4.7)%	67.2%	0.7%	pts.	$176.10	(5.7)%

Total International (2)	$104.60	1.6%	65.0%	1.7%	pts.	$161.02	(1.0)%

Worldwide (3)	$108.01	2.1%	68.7%	0.5%	pts.	$157.27	1.4%
(1) International includes properties located outside the United States and Canada.
(2) Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, EDITION, Bulgari Hotels & Resorts, Marriott Hotels, Sheraton, Westin, Renaissance Hotels, Autograph Collection Hotels, Protea Hotels, Le Meridien, Courtyard, Residence Inn, Fairfield Inn & Suites, Four Points, Aloft Hotels, and AC Hotels by Marriott. Systemwide also includes Element Hotels and Moxy Hotels.
(3) Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, EDITION, Bulgari Hotels & Resorts, Marriott Hotels, Sheraton, Westin, Renaissance Hotels, Autograph Collection Hotels, Protea Hotels, Gaylord Hotels, Le Meridien, Tribute Portfolio, Courtyard, Residence Inn, Fairfield Inn & Suites, SpringHill Suites, TownePlace Suites, Four Points, Aloft Hotels, and AC Hotels by Marriott. Systemwide also includes Element Hotels and Moxy Hotels.

MARRIOTT INTERNATIONAL, INC.
COMBINED KEY LODGING STATISTICS
Constant $

Comparable Company-Operated North American Properties (1)
	Three Months Ended June 30, 2016 and June 30, 2015
	RevPAR		Occupancy			Average Daily Rate
Brand	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
JW Marriott Hotels	$199.70	2.5%	78.4%	0.6%	pts.	$254.77	1.8%
The Ritz-Carlton	$253.82	2.0%	74.3%	1.3%	pts.	$341.57	0.2%
W Hotels	$255.22	(2.8)%	85.2%	(0.4)%	pts.	$299.44	(2.3)%
Composite North American Luxury (2)	$246.93	1.9%	78.3%	1.0%	pts.	$315.41	0.5%
Marriott Hotels	$160.25	3.4%	81.0%	1.7%	pts.	$197.76	1.2%
Sheraton Hotels	$159.66	2.3%	80.6%	0.8%	pts.	$198.06	1.3%
Westin Hotels	$180.64	1.9%	81.6%	—%	pts.	$221.25	1.9%
Composite North American Upper Upscale (3)	$163.75	3.4%	81.0%	1.4%	pts.	$202.25	1.7%
Composite North American Full-Service (4)	$179.14	3.0%	80.5%	1.3%	pts.	$222.63	1.4%
Courtyard	$113.81	3.4%	78.6%	1.4%	pts.	$144.88	1.5%
Residence Inn	$125.33	3.0%	82.4%	0.7%	pts.	$152.04	2.2%
Composite North American Limited-Service (5)	$115.33	3.3%	79.9%	1.2%	pts.	$144.37	1.7%
Composite - All	$158.66	3.1%	80.3%	1.3%	pts.	$197.64	1.4%

Comparable Systemwide North American Properties (1)
	Three Months Ended June 30, 2016 and June 30, 2015
	RevPAR		Occupancy			Average Daily Rate
Brand	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
JW Marriott Hotels	$190.22	3.2%	78.0%	0.8%	pts.	$243.73	2.2%
The Ritz-Carlton	$253.82	2.0%	74.3%	1.3%	pts.	$341.57	0.2%
W Hotels	$255.22	(2.8)%	85.2%	(0.4)%	pts.	$299.44	(2.3)%
Composite North American Luxury (2)	$237.08	2.3%	78.1%	1.1%	pts.	$303.70	0.8%
Marriott Hotels	$136.26	3.4%	77.6%	1.4%	pts.	$175.60	1.5%
Sheraton Hotels	$125.90	3.5%	78.5%	1.5%	pts.	$160.39	1.5%
Westin Hotels	$163.05	2.9%	80.7%	0.7%	pts.	$202.14	2.1%
Composite North American Upper Upscale (3)	$141.51	3.6%	78.6%	1.4%	pts.	$179.99	1.8%
Composite North American Full-Service (4)	$151.56	3.4%	78.6%	1.4%	pts.	$192.92	1.6%
Courtyard	$111.32	3.2%	78.1%	0.7%	pts.	$142.56	2.3%
Residence Inn	$120.40	2.6%	83.1%	0.3%	pts.	$144.93	2.3%
Fairfield Inn	$84.97	1.6%	74.8%	(0.3)%		$113.52	2.0%
Composite North American Limited-Service (5)	$104.87	2.9%	79.1%	0.6%	pts.	$132.66	2.1%
Composite - All	$125.69	3.2%	78.8%	1.0%	pts.	$159.44	1.9%
(1) Includes properties located in the United States and Canada.
(2) Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, and EDITION.
(3) Includes Marriott Hotels, Sheraton, Westin, Renaissance Hotels, Autograph Collection Hotels, Gaylord Hotels, Le Meridien, and Tribute Portfolio.
(4) Includes Composite North American Luxury and Composite North American Upper Upscale.
(5) Includes Courtyard, Residence Inn, Fairfield Inn & Suites, SpringHill Suites, and TownePlace Suites. Systemwide also includes Four Points, Aloft Hotels and Element Hotels.

MARRIOTT INTERNATIONAL, INC.
COMBINED KEY LODGING STATISTICS
Constant $

Comparable Company-Operated International Properties (1)
	Three Months Ended June 30, 2016 and June 30, 2015
	RevPAR		Occupancy			Average Daily Rate
Region	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
Greater China	$88.42	(0.5)%	67.0%	3.4%	pts.	$131.96	(5.5)%
Rest of Asia Pacific	$104.99	3.6%	72.7%	2.7%	pts.	$144.39	(0.2)%
Asia Pacific	$93.99	1.0%	68.9%	3.1%	pts.	$136.37	(3.6)%

Caribbean & Latin America	$127.57	(4.2)%	63.9%	(1.8)%	pts.	$199.52	(1.5)%
Europe	$142.65	1.6%	76.9%	(0.1)%	pts.	$185.61	1.7%
Middle East & Africa	$95.78	(9.6)%	60.3%	(2.5)%	pts.	$158.73	(5.9)%

Total International (2)	$108.95	(1.1)%	68.9%	1.0%	pts.	$158.01	(2.5)%

Worldwide (3)	$133.93	1.4%	74.6%	1.1%	pts.	$179.43	(0.2)%

Comparable Systemwide International Properties (1)
	Three Months Ended June 30, 2016 and June 30, 2015
	RevPAR		Occupancy			Average Daily Rate
Region	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
Greater China	$88.50	(0.6)%	66.7%	3.3%	pts.	$132.68	(5.5)%
Rest of Asia Pacific	$106.90	4.9%	72.1%	2.2%	pts.	$148.33	1.8%
Asia Pacific	$96.07	1.9%	68.9%	2.8%	pts.	$139.41	(2.3)%

Caribbean & Latin America	$117.28	(2.3)%	64.5%	(0.1)%	pts.	$181.83	(2.2)%
Europe	$128.16	2.3%	74.6%	0.5%	pts.	$171.87	1.6%
Middle East & Africa	$92.47	(8.8)%	60.3%	(2.4)%	pts.	$153.42	(5.1)%

Total International (2)	$107.23	(0.1)%	68.6%	1.0%	pts.	$156.29	(1.6)%

Worldwide (3)	$120.24	2.3%	75.8%	1.0%	pts.	$158.60	1.0%
(1) International includes properties located outside the United States and Canada.
(2) Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, EDITION, Bulgari Hotels & Resorts, Marriott Hotels, Sheraton, Westin, Renaissance Hotels, Autograph Collection Hotels, Protea Hotels, Le Meridien, Courtyard, Residence Inn, Fairfield Inn & Suites, Four Points, Aloft Hotels, and AC Hotels by Marriott. Systemwide also includes Element Hotels and Moxy Hotels.
(3) Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, EDITION, Bulgari Hotels & Resorts, Marriott Hotels, Sheraton, Westin, Renaissance Hotels, Autograph Collection Hotels, Protea Hotels, Gaylord Hotels, Le Meridien, Tribute Portfolio, Courtyard, Residence Inn, Fairfield Inn & Suites, SpringHill Suites, TownePlace Suites, Four Points, Aloft Hotels, and AC Hotels by Marriott. Systemwide also includes Element Hotels and Moxy Hotels.

MARRIOTT INTERNATIONAL, INC.
COMBINED KEY LODGING STATISTICS
Constant $

Comparable Company-Operated North American Properties (1)
	Three Months Ended September 30, 2016 and September 30, 2015
	RevPAR		Occupancy			Average Daily Rate
Brand	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
JW Marriott Hotels	$176.12	5.3%	78.4%	3.7%	pts.	$224.60	0.4%
The Ritz-Carlton	$235.75	2.8%	72.8%	0.1%	pts.	$324.05	2.7%
W Hotels	$239.64	(2.1)%	84.1%	(0.2)%	pts.	$285.11	(1.9)%
Composite North American Luxury (2)	$233.64	2.9%	78.2%	1.6%	pts.	$298.76	0.8%
Marriott Hotels	$146.97	3.9%	78.2%	1.1%	pts.	$188.05	2.4%
Sheraton Hotels	$158.23	4.5%	79.8%	(0.2)%	pts.	$198.26	4.8%
Westin Hotels	$176.99	1.3%	80.9%	(0.8)%	pts.	$218.67	2.3%
Composite North American Upper Upscale (3)	$153.36	3.8%	78.7%	0.7%	pts.	$194.75	2.9%
Composite North American Full-Service (4)	$168.20	3.6%	78.6%	0.9%	pts.	$213.87	2.4%
Courtyard	$108.40	1.8%	76.0%	0.1%	pts.	$142.70	1.6%
Residence Inn	$128.13	5.8%	83.4%	1.6%	pts.	$153.61	3.9%
Composite North American Limited-Service (5)	$112.12	3.2%	78.3%	0.6%	pts.	$143.24	2.3%
Composite - All	$150.21	3.5%	78.5%	0.8%	pts.	$191.29	2.4%

Comparable Systemwide North American Properties (1)
	Three Months Ended September 30, 2016 and September 30, 2015
	RevPAR		Occupancy			Average Daily Rate
Brand	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
JW Marriott Hotels	$171.57	4.4%	78.1%	1.7%	pts.	$219.78	2.1%
The Ritz-Carlton	$235.75	2.8%	72.8%	0.1%	pts.	$324.05	2.7%
W Hotels	$239.64	(2.1)%	84.1%	(0.2)%	pts.	$285.11	(1.9)%
Composite North American Luxury (2)	$225.96	2.9%	78.2%	1.0%	pts.	$288.93	1.5%
Marriott Hotels	$127.75	2.2%	75.5%	—%	pts.	$169.30	2.2%
Sheraton Hotels	$124.60	4.1%	77.9%	0.9%	pts.	$160.01	2.9%
Westin Hotels	$160.34	3.2%	81.0%	0.1%	pts.	$197.93	3.0%
Composite North American Upper Upscale (3)	$135.05	3.5%	77.3%	0.6%	pts.	$174.66	2.7%
Composite North American Full-Service (4)	$144.61	3.4%	77.4%	0.6%	pts.	$186.80	2.5%
Courtyard	$108.28	1.2%	76.7%	(0.4)%	pts.	$141.21	1.7%
Residence Inn	$123.04	2.6%	83.6%	(0.1)%	pts.	$147.16	2.8%
Fairfield Inn	$87.01	1.2%	75.6%	(0.5)%		$115.08	1.9%
Composite North American Limited-Service (5)	$104.74	1.7%	78.7%	(0.3)%	pts.	$133.11	2.1%
Composite - All	$122.52	2.6%	78.1%	0.1%	pts.	$156.84	2.4%
(1) Includes properties located in the United States and Canada.
(2) Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, and EDITION.
(3) Includes Marriott Hotels, Sheraton, Westin, Renaissance Hotels, Autograph Collection Hotels, Gaylord Hotels, Le Meridien, and Tribute Portfolio.
(4) Includes Composite North American Luxury and Composite North American Upper Upscale.
(5) Includes Courtyard, Residence Inn, Fairfield Inn & Suites, SpringHill Suites, and TownePlace Suites. Systemwide also includes Four Points, Aloft Hotels and Element Hotels.

MARRIOTT INTERNATIONAL, INC.
COMBINED KEY LODGING STATISTICS
Constant $

Comparable Company-Operated International Properties (1)
	Three Months Ended September 30, 2016 and September 30, 2015
	RevPAR		Occupancy			Average Daily Rate
Region	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
Greater China	$88.01	(0.5)%	70.6%	3.4%	pts.	$124.75	(5.3)%
Rest of Asia Pacific	$112.94	3.7%	76.8%	4.0%	pts.	$147.15	(1.7)%
Asia Pacific	$96.39	1.1%	72.6%	3.6%	pts.	$132.70	(3.9)%

Caribbean & Latin America	$120.65	6.9%	63.9%	0.6%	pts.	$188.82	5.8%
Europe	$141.58	(0.6)%	77.5%	(1.6)%	pts.	$182.68	1.5%
Middle East & Africa	$86.54	1.4%	62.2%	3.6%	pts.	$139.03	(4.5)%

Total International (2)	$107.72	1.1%	71.3%	2.1%	pts.	$151.09	(1.9)%

Worldwide (3)	$129.09	2.5%	74.9%	1.4%	pts.	$172.28	0.5%

Comparable Systemwide International Properties (1)
	Three Months Ended September 30, 2016 and September 30, 2015
	RevPAR		Occupancy			Average Daily Rate
Region	2016	Change vs. 2015	2016	Change vs. 2015		2016	Change vs. 2015
Greater China	$87.87	(0.7)%	70.0%	3.2%	pts.	$125.46	(5.3)%
Rest of Asia Pacific	$117.71	3.8%	75.8%	3.3%	pts.	$155.24	(0.7)%
Asia Pacific	$100.13	1.4%	72.4%	3.2%	pts.	$138.28	(3.1)%

Caribbean & Latin America	$105.70	1.4%	63.0%	—%	pts.	$167.81	1.4%
Europe	$129.14	0.2%	76.5%	(1.1)%	pts.	$168.78	1.6%
Middle East & Africa	$83.65	1.3%	61.9%	2.9%	pts.	$135.16	(3.5)%

Total International (2)	$106.45	1.0%	70.7%	1.6%	pts.	$150.50	(1.3)%

Worldwide (3)	$117.79	2.2%	75.9%	0.6%	pts.	$155.10	1.4%
(1) International includes properties located outside the United States and Canada.
(2) Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, EDITION, Bulgari Hotels & Resorts, Marriott Hotels, Sheraton, Westin, Renaissance Hotels, Autograph Collection Hotels, Protea Hotels, Le Meridien, Courtyard, Residence Inn, Fairfield Inn & Suites, Four Points, Aloft Hotels, and AC by Marriott. Systemwide also includes Element Hotels and Moxy Hotels.
(3) Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, EDITION, Bulgari Hotels & Resorts, Marriott Hotels, Sheraton, Westin, Renaissance Hotels, Autograph Collection Hotels, Protea Hotels, Gaylord Hotels, Le Meridien, Tribute Portfolio, Courtyard, Residence Inn, Fairfield Inn & Suites, SpringHill Suites, TownePlace Suites, Four Points, Aloft Hotels, and AC Hotels by Marriott. Systemwide also includes Element Hotels and Moxy Hotels.